Consent and Amendment No. 5
                    Dated as of July 29, 1994
                              to
              RESTATED AND AMENDED CREDIT AGREEMENT
                    Dated as of July 27, 1992


          This Consent and Amendment No. 5 ("Amendment No. 5") dated as of July 29, 1994, is entered into among RHI Holdings, Inc., a Delaware corporation ("RHI"), and Citicorp North America, Inc., a Delaware corporation and the sole "Senior Lender" (as defined in the Credit Agreement referred to below) of RHI.

          PRELIMINARY STATEMENT. RHI and Citicorp North America, Inc., as a Senior Lender of RHI, are parties, among others, to that certain Restated and Amended Credit Agreement dated as of July 27, 1992, as amended (the "Credit Agreement"). Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

     RHI has formed a Subsidiary, Fairchild Germany, Inc., a Delaware corporation ("FGI"), and FGI has acquired 100% of the Capital Stock of Convac GmbH, a corporation organized under the laws of Germany ("Convac Germany"), which at the time of such acquisition had certain Subsidiaries including Convac Equipment for Semiconductor Technology Ltd., a corporation organized under the laws of the United Kingdom; Convac USA, Inc., a Delaware corporation ("Convac USA"); Convac France S.A., a corporation organized under the laws of France; and Convac Trading AG, a corporation organized under the laws of Switzerland. Following the consummation of such acquisition, 100% of the Capital Stock of Convac USA was transferred to FGI, whereupon Convac USA and Applied Process Technology, Inc., a California corporation ("APT") in which Convac USA owns a 90% equity interest, became Subsidiaries of FGI.

     In connection with the transactions described above, RHI has requested (i) the amendment of certain negative covenants in the Credit Agreement and (ii) certain consents with respect to certain Indebtedness of Convac Germany and its Subsidiaries and the acquisition by Convac USA of an additional 10% of the Capital Stock of APT as more particularly described in that certain letter dated July 19, 1994, a copy of which is attached hereto as Exhibit A (the "Consent Request") and made a part hereof.

          Subject to the terms and conditions stated herein, RHI and its Senior Lender have agreed to further amend the Credit Agreement as hereinafter set forth and the Senior Lender has agreed to consent to the transactions described in Section 2 hereof.

         SECTION 1.  Amendments to the Credit Agreement.

         Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

    1.1 Section 11.14 is amended to delete clause (a) thereof in its entirety and to substitute the following therefor:

        (a) in the case of RHI, in any Fiscal Year of RHI, in an aggregate amount in excess of the sum of (i) $1,250,000 plus leasehold improvements made with respect to the Virginia Real Property and (ii) RHI's Selling Price of Fixed Assets for such Fiscal Year,

     1.2 Section 11.01B(h) of the Credit Agreement is amended to delete the provisions thereof in their entirety and to substitute the following therefor:

       (h) Indebtedness of a Foreign Subsidiary of RHI; provided that the proceeds of such Indebtedness are used by such Foreign Subsidiary or RHI in the routine conduct of its business;

     1.4  Section 11.06B is amended to delete the number
"$500,000" at the end thereof and to substitute therefor the number "$2,000,000".

          SECTION 2. Consent. (A) Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the sole Senior Lender of RHI hereby consents to the following:

     (a) the Indebtedness of Subsidiaries of RHI identified on Exhibits 1 through 5 attached to the Consent Request, notwithstanding any provision in Section 11.01B of the Credit
Agreement to the contrary; and

     (b) RHI's advance of approximately $300,000 in cash to Convac USA to facilitate Convac USA's acquisition of the balance of the issued and outstanding Capital Stock of APT representing ten percent (10%) of all issued and outstanding Capital Stock of APT as more particularly described in the Consent Request and such acquisition by Convac USA.

         SECTION 3. Conditions Precedent to Amendment No. 5; Effectiveness. The amendments set forth in SECTION 1 above shall become effective and be deemed effective as of the date hereof, and the consents set forth in SECTION 2 above shall become effective as of June 10, 1994, if, and only if, the Administrative Agent shall have received on or before August 8, 1994: (i) a facsimile or original executed copy of this Amendment executed by RHI and Citicorp North America, Inc. as the sole Senior Lender of RHI and (ii) an amendment to the Rexnord Holdings Pledge Agreement executed by RHI for delivery to the Collateral Trustee pursuant to which the Capital Stock of FGI is pledged as additional security for RHI's Obligations.

         SECTION 4. Representations and Warranties. RHI hereby represents and warrants as follows:

     4.1 This Amendment No. 5 and the Credit Agreement as previously executed and amended and as amended hereby, constitute legal, valid and binding obligations of RHI and are enforceable against RHI in accordance with their terms.

     4.2 No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment No. 5, except Events of Default or Potential Events of Default which would arise but for the consents granted herein.

     4.3 Upon the effectiveness of this Amendment No. 5, RHI hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment No. 5 becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

          SECTION 5.  Reference to and Effect on the Credit
Agreement.

          5.1 Upon the effectiveness of this Amendment No. 5, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          5.2 Except as specifically amended above, the Credit
Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          5.3 The execution, delivery and effectiveness of this Amendment No. 5 shall not operate as a waiver of any right, power or remedy of any Senior Lender or Agent or the Administrative Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 6. Execution in Counterparts. This Amendment No. 5 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment No. 5 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 5.

          SECTION 7. Governing Law. This Amendment No. 5 shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 8.  Headings.  Section headings in this
Amendment No. 5 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 5 for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed by their respective officers thereunto duly authorized as of the date first above written.



RHI HOLDINGS, INC.


By:  Karen Schneckenburger
Title:  Treasurer



CITICORP NORTH AMERICA, INC.,
individually as a Senior Lender of
RHI


By:  Emily Rosensheck
Title:  Vice President